MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-2
September 1, 2002 through September 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					778,534,166.28
B.	Level Pay Pool Balance of the Initial Rec		695,687,407.45
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		82,846,758.83
D.	Notes
	1.	Class A-1
		a.	Initial Balance				146,169,000.00
		b.	Note Interest Rate			3.89750%
		c.	Noteholders' Final Sched Pmt Date	15-Jul-02
	2.	Class A-2
		a.	Initial Balance				94,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .10%
		c	Noteholders' Final Sched Pmt Date	15-Nov-03
	3.	Class A-3
		a.	Initial Balance				229,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .18%
		c.	Noteholders' Final Sched Pmt Date	15-Sep-05
	4.	Class A-4
		a.	Initial Balance				150,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .25%
		c.	Noteholders' Final Sched Pmt Date	15-Jul-06
	5.	Class B
		a.	Initial Balance				46,797,000.00
		b.	Note Interest Rate			5.7500%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-07
E.	Certificates Initial Balance				53,998,116.60
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		6.083%
H.	Wtd Avg Original Term to Maturity  (WAOM) of the
	Initial Rec						59 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of the
	Initial Rec						58 months
J.	Number of Initial Receivables				35,682
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	7,199,641.17
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		16,199,192.62
L.	Yield Supplement Account Deposit on the Closing Date	133,108.39
M.	Yield Supplement Over Collateralization Balance on
	Closing Date						58,570,049.68
N.	Adjusted Principal Balance of Initial Receivables	719,964,116.60

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					541,630,700.40
B.	Level Payment Pool Balance				469,219,151.51
C.	Last Scheduled Payment Pool Balance			72,411,548.89
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		35,668,746.19
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		229,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		150,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		41,025,905.53
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					53,998,116.60
F.	Reserve Account Balance					35,129,344.62
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				51,028.90
I.	Yield Supplement Over Collatralization Balance 		31,937,932.08
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			22,697,919.25
L.	Weighted Average Coupon (WAC)				5.936%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	43.73
N.	Number of Contracts					30,956
O.	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			164,628.64
	2.	Prepayments in Full				54,596.63
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		287,606.47
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				11,450.23
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			8,104.69
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				13,288,404.53
	2.	Collected Principal				13,286,377.41
	3.	Collected Interest				2,564,884.81
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				406,721.51
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			406,721.51
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			30,222,432.56
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				118,548.32
		b.	Current Month Actuarial Advances 	27,362.30
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to Cutoff
			Date)					36,035.89
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	109,874.73
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment Advances	0.00
	4.	Net Servicer Advances 				(8,673.59)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account
		Balance						4,106.05
	2.	Payahead Balance of Loans Defaulted this
		Period						0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			55,134.95
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	5.932%
L.	Weighted Average Remaining Maturity (WAM)		42.78
M.	Remaining Number of Receivables				30,516
N.	Delinquent Contracts	Contracts	Amount
	1.	30-59 Days
		Delinquent	1267 	4.15%	23,127,488.12 	4.40%
	2.	60-89 Days
		Delinquent	294 	0.96%	5,620,947.95 	1.07%
	3.	90 Days or more
		Delinquent	279 	0.91%	5,379,257.34 	1.02%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	124 				1,816,283.70
	2.	Loans Defaulted During
		the Month	147
	3.	Level Payment Principal Balance of
		Defaulted Receivables				2,070,228.10
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				597,744.40
	5.	Level Payment Liquidation Proceeds		607,822.13
	6.	Last Scheduled Payment Liquidation Proceeds	7,718.48
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					593,301.76
P.	Pool Balances
	1.	Total Pool Balance				525,040,271.90
	2.	Level Pay Pool Balance				453,641,293.61
	3.	Last Scheduled Payment Pool Balance		71,398,978.29
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			38,378.81
B.	Collection Account Investment Income			17,623.19
C.	Payahead Account Investment Income			58.70
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			287,606.47
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			13,286,377.41
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			2,564,884.81
								16,138,868.69

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					418,171.74
C.	Net Change in Payahead Account Balance 			(4,106.05)
D.	Net Liquidation Proceeds and Recoveries Received 	1,208,842.37
E.	Principal and Interest on Purchased or Repurchased
	Contracts 						0.00
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			(8,673.59)
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				0.00
J.	Available Funds						17,753,103.16

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			14,874,928.98
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		14,874,928.98
B.	Total Required Payment
	1.	Total Servicing Fee  				451,358.92
	2.	Net Swap Payment				1,031,058.18
	3.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				55,257.60
		c. 	Class A-3 				369,521.84
		d.	Class A-4				250,503.21
		e.	Class B 				196,582.46
		f.	Total Accrued Note Interest		871,865.11
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,535,748.39
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				1,339,180.59
		f.	Total Principal Distribution Amount	14,874,928.98
	4.	Total Required Payment 				17,229,211.19
	5.	Available Funds					17,753,103.16
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				17,229,211.19
C.	Current Period Payments
	1.	Servicing Fee paid				451,358.92
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				55,257.60
		c. 	Class A-3 				369,521.84
		d.	Class A-4				250,503.21
		e.	Class B					196,582.46
		f.	Total Interest Paid			871,865.11
	3.	Remaining Available Funds			15,905,987.16
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,535,748.39
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					1,339,180.59
		f.	Total Principal Payments		14,874,928.98
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		35,129,344.62
	3.	Plus: Reserve Account Investment Income		38,378.81
	4.	Plus: Additional Deposit			0.00
	5.	Less: Reserve Account Advance Draw Amount	0.00
	6.	Less: Reserve Account TRP Draw Amount		0.00
	7.	Reserve Account Balance before Deposit to
		Reserve Account					35,167,723.43
	8.	Specified Reserve Account Balance		35,129,344.62
	9.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		0.00
	10.	Funds Available for Deposit to Reserve Account	523,891.97
	11.	Amount Deposited to Reserve Account		0.00
	12.	Reserve Account Investment Income Released
		to Seller					38,378.81
	13.	Ending Reserve Account Balance			35,129,344.62
F.	Excess Funds Deposited to Certificate Distribution
	Account							523,891.97
G.	Total Distributions					17,753,103.16

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A.	Balances and Principal Factors	of Period	of Period
	1.	Total Pool Balance	541,630,700.40 	525,040,271.90
	2.	Total Pool Factor	0.6957058	0.6743959
	3.	Level Pmt Pool Bal	469,219,151.51 	453,641,293.61
	4.	Level Pmt Pool Factor	0.6744684	0.6520763
	5.	Last Sched Pmt Pool
		Bal			72,411,548.89 	71,398,978.29
	6.	Note Balance
		a.	Class A-1 	0.00 		0.00
		b.  	Class A-2 	35,668,746.19 	22,132,997.80
		c. 	Class A-3 	229,000,000.00 	229,000,000.00
		d.	Class A-4	150,000,000.00 	150,000,000.00
		e.	Class B		41,025,905.53 	39,686,724.94
		e.	Total		455,694,651.72 	440,819,722.74
	7.	Pool Factor
		a.	Class A-1 	0.0000000	0.0000000
		b.  	Class A-2 	0.3794547	0.2354574
		c. 	Class A-3 	1.0000000	1.0000000
		d.	Class A-4	1.0000000	1.0000000
		e.	Class B		0.8766781	0.8480613
	8.	Certificate Balance	53,998,116.60 	53,998,116.60
	9.	Certificate Pool
		Factor			1.0000000	1.0000000
	10.	Total Note and
		Certificate Balance	509,692,768.32	494,817,839.34
	11.	Yield Supplement Over
		Collatralization	31,937,932.08	30,222,432.56

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		5.936% 		5.932%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	43.73 		42.78
	3.	Remaining Number of
		Receivables		30,956 		30,516


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			2,052,431.89
B.	Realized Losses for Collection Period
	Less Recoveries						1,459,130.13
C.	Cumulative Losses for all Periods  			24,157,049.38
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1267 	4.15%	23,127,488	4.40%
	2.	60-89 Days
		Delinquent	294 	0.96%	5,620,948	1.07%
	3.	90 Days or more
		Delinquent	279 	0.91%	5,379,257	1.02%
	4.	Vehicles Repossessed
		During Collection
		Period		124 	0.40%			1,816,284


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to
	Pool Balance for Each Collection Period
	1.	Second Preceding Collection Period		3.72%
	2.	Preceding Collection Period			3.73%
	3.	Current Collection Period 			4.55%
	4.	Three Month Average 				4.00%

B.	Annualized Net Loss					3.23%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		1.69%
	2.	Preceding Collection Period			2.09%
	3.	Current Collection Period 			2.03%
	4.	Three Month Average 				1.94%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			17,765,882.80
	2.	Yield Supplement Amount from MMCA		0.00
	3 	Net Swap Receipt				0.00
	4 	Net Servicer Advances (if positive) 		0.00
	5 	Reserve Account Draw for Total Required
		Payment 					0.00
	6 	Deposit from Payahead Account  			0.00
	7 	Collection Account Investment Income  		17,623.19
	8 	Total Transfers Into Collection Account		17,783,505.99
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			451,358.92
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				8,673.59
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				460,032.51

	2.	Total Required Payment Distributed (Net of
		Total Servicing Fee)				15,746,794.09
	3.	Deposit to Payahead Account 			4,106.05
	4.	Deposit to Reserve Account 			0.00
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				523,891.97
		b.	Collection Account Investment Income	17,623.19
		c.	Total to Certificate Distribution
			Account					541,515.16
	6.	Total Transfers from Collection Account		17,783,505.99

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			35,129,344.62
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		38,378.81
	3.	Additional Deposit				0.00
	4.	Total Transfers Into Reserve Account		38,378.81
C.	Total Transfers In and Beginning Balance		35,167,723.43
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  			0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					38,378.81
	4.	Total Transfers From Reserve Account		38,378.81
E.	Ending Balance						35,129,344.62
F.	Total Distributions and Ending Balance			35,167,723.43

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			51,028.90
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					4,106.05
	2.	Payahead Account Investment Income 		58.70
	3.	Transfer from Pre-Funding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		4,164.75
C.	Total Transfers In and Beginning Balance		55,193.65
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	0.00
	2.	Transfer Investment Income to Servicer 		58.70
	3.	Total Transfers From Payahead Account		58.70
E.	Payahead Account Ending Balance 			55,134.95
F.	Total Distributions and Ending Balance			55,193.65

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	0.00
	2.	Total Transfers Into Yield Supplement
		Account						0.00
C.	Total Transfers and Beginning Balance  			0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	0.00
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	0.00
	4.	Total Transfers From Yield Supplement
		Account						0.00
E.	Specified Yield Supplement Account Ending Balance 	0.00
F.	Total Distributions and Ending Balance			0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				15,746,794.09
	2.	Total Transfers Into Note Payment
		Account						15,746,794.09
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,591,005.99
		c. 	Class A-3 				369,521.84
		d.	Class A-4				250,503.21
		e.	Class B					1,535,763.05
		f.	Total Payments to Noteholders		15,746,794.09
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			15,746,794.09

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						523,891.97
	2.	Collection Account Investment Income		17,623.19
	3.	Total Transfers into Certificate
		Distribution Account				541,515.16
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			541,515.16
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			541,515.16

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				15,746,794.09
	2.	To Servicer (MMCA) 				460,032.51
	3.	To Payahead Account				4,106.05
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		541,515.16
	6.	Total Distributions From Collection Account	16,752,447.81

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				38,378.81
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		58.70
	3.	Total Distributions From Payahead Account	58.70

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		0.00
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		0.00
	4.	Total Distributions From Yield Supplement
		Account						0.00

E.	Total Distributions From All Accounts			16,790,885.32
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				15,746,794.09
	2.	Servicer (MMCA)					460,091.21
	3.	Seller (MART)					38,378.81
	4.	Collection Account 				0.00
	5.	Certificate Distribution Account		541,515.16
	6.	Reserve Account					0.00
	7.	Payahead Account				4,106.05
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		16,790,885.32